Exhibit 10.42




                   Employment Agreement of the General Manager









                 Party A: Shandong Haize Nanomaterials Co., Ltd




                               Party B: Ma Zhaowei
                                       ------------

Party A: Shandong Haize Nanomaterials Co., Ltd
Party B: Ma Zhaowei
        ------------

-------------------- ------------- ------------- ----------- -------- ----------
Name                 Ma            Sex           Male        Date     June, 1966
                     Zhaowei                                 of
                                                             Birth
-------------------- ------------- ------------- ----------- -------- ----------
Education            Associate     Health        Healthy     Tel
                     Degree        Condition
-------------------- ------------- ------------- ----------- -------- ----------
Professional Title                 ID Number
-------------------- ------------- ------------- -------------------------------
Strong Points        An Expert on Chemical Engineering
-------------------- -----------------------------------------------------------
Native Place         Lodging House in Xintai City Enameled Wire Factory
-------------------- -----------------------------------------------------------

According to the employer-and-employee-choice principle, Party A is willing to offer Party B the position of General Manager, and Party B is willing to accept such a position and will do a good job in the management of the production and operation of the Nanomaterials Company. After negotiation, the two parties have reached the following provisions for the two parties to implement:

I. The parties agree that the term of this agreement shall be three years, commencing from this _first_ day of _January_, 2005 and ending on the _first_ day of _January_ , _2008 .

II.   Remuneration

The main indicator for performance check of Party B conducted by Party A is the profit realized in a year.

(1) The basic annual salary of Party B is RMB 60,000 yuan (sixty thousand yuan). The performance evaluation will be based on the annual "Performance Objective Responsibility Contract". If the operating profit target has been realized by 80% and there is no major safety accident, Party B is entitled to be given the basic annual salary. Starting from 80%, one added or reduced percentage will be taken into account in paying Party B the salary which will be computed in this way: Party B's salary = Basic Annual Salary iA(1iA1%)
(2) 70% of Party B's salary will be paid along with the salaries of other employees, and the remaining 30% will be paid off as a single payment at the end of each year after the Financial Department of Party A has finished the performance evaluation of Party B and the payment will be based on the result of performance evaluation.
(3) Party B can only receive the salary after the amount has been approved by the legal representative of Party A with his or her signature. III. The Responsibilities, Powers and Benefit (salary) of Party B

Responsibilities: Party B is authorized by Party A to, in accordance with the extent of power and the managerial system of this company, do a good job in the management of production and operation.

Obligations:

1. Party B shall unconditionally and consciously abide by the managerial system of Party A.
2. To take the full responsibility of the management of production and operation of this company; to strengthen the internal management of the company; to optimize the process flows; to effectively reduce the production costs; to strictly control energy consumption; to ensure work safety; to guarantee the quality of products; to make sure that the up-to-standard rate of product quality shall be 100%. If, some goods are returned or the payment for goods is withheld, due to quality problems, Party B shall assume all responsibilities for all losses arising from it (Party B has the rights to hold production personnel to their responsibilities, but it will not affect the responsibility of bearing the losses); to maximize the profit of the enterprise.
3. Party B should lead and encourage the employees to make bold innovations and do bold experiments to improve the quality of products.
4. Party B is responsible for the whole management of production; the process engineering should be strictly followed and work discipline should be emphasized.
5. Party B should carry forward the corporate culture of "conducting oneself with more integrity and doing one's job more wisely". Efforts should be made to guarantee that every employee has really understood the meaning of it. In addition to the weekly two meetings of each workshop section as prescribed by this Company, employees should be trained on a regular basis and the quality of employees should be improved in an all around way. A batch of managerial talents having both ability and moral integrity should be cultivated.
6. If Party B leads and encourages the employees to make bold innovations and do bold experiments and added value is brought to the enterprise as a result of this, the added value will be distributed between Party A and Party B according to the proportion of 7:3. And the intellectual property rights will belong to Party A.
7. During the term of engagement, Party B will implement the responsibility system for production cost, save energy and reduce consumption to get the production costs controlled in the prescribed range. An objective-based performance evaluation of each workshop section will be conducted

      (specific measures will be worked out by the two parties).
8. During the term, Party B shall strengthen the quality control management to ensure the up-to-standard rate of product quality shall reach 100%.
9. During the term, Party B should make sure work safety is observed and there is no major safety accident and the rate of incidence of wound and skin cuts will be below 5/oo.
IV.   Responsibilities and Obligations of the Two Parties
      1. During the term of engagement of Party B, the salary shall be cashed in according to the result of performance evaluation at the end of year; Party A shall not deduct Party B's salary without good reason.
      2. Party B shall, as much as possible, provide convenient conditions for Party B's work.
      3. During the term of engagement, Party B shall not accept any work offered by any other party; otherwise, Party B's salary would be deducted and both Party B and the third party would be held responsible for legal liabilities.
      4. During the term of engagement, should Party B suffer from personal injuries or death while being on duty, and the cause is determined, the matter will be handled in accordance with relevant stipulations in the Labor Law. If any dispute arises, it will be submitted to the court for settlement.
      5. Party B should take the lead to consciously abide by all rules and regulations of Party A.
      6. Attendance: The system of check on work attendance shall be applied to Party B and Party B should abide by the work discipline of this company, and Party B's monthly working days will be 27.
      7. The communication fee will be examined and reimbursed according to the limit set for each month. 8. Principle of confidentiality: The provisions in the Confidentiality Agreement will be observed by both parties. 9. Party B should be held responsible for all economic damages suffered by Party A as a result of Party B's dereliction of duty or breach of duty.
V. Breach Liability: During the term of engagement, any party shall not terminate the contract without the consent of the other party; otherwise, the breach party should compensate the other party for the economic damages suffered by the other party.
VI. The attachments and exhibits to the contract shall be equally binding on both parties.
VII. Should disputes arise during the performing of this contract, the two parties shall settle them through negotiations on their own; if they cannot be settled through negotiations, a lawsuit can be lodged to the court where the party concerned resides.

Party A: Shandong Haize Nanomaterials Co., Ltd (official stamp)

         /s/ Jia Hongping
        -----------------


Party B: /s/ Ma Zhaowei  (signature)
        -----------------


Date: January 1, 2005